UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 23, 2008

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey		07424
Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                                        Termination of a Material Definitive Agreement

On April 23, 2008, R. Scott Jones resigned as Chief Executive Officer, President and a director of the Company. Mr. Jones was employed under an Employment Agreement dated December 16, 2006, which agreement has been terminated. The resignation will be treated as a termination of the Employment Agreement by the Company without cause, which will entitle Mr. Jones to certain post termination benefits set forth in the Employment Agreement, a copy of which is incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated December 22, 2006.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

On April 23, 2008, R. Scott Jones resigned as Chief Executive Officer and President of the Company. He also resigned from the Company’s Board of Directors. Concurrently, the Board created the Office of the Chairman and promoted COO and Executive Vice President Andrew A. Krakauer to President and a member of the Office of the Chairman. The newly created Office of the Chairman will include Charles M. Diker, Chairman of the Board, Mr. Krakauer and Seth R. Segel, Senior Vice President – Corporate Development of the Company.

Mr. Krakauer (53) has served in his current role at Cantel since September 2004. Prior to joining Cantel, he served as President of the Ohmeda Medical Division of Instrumentarium / GE Healthcare. Before being named President of Ohmeda Medical in 1998, Mr. Krakauer served Ohmeda or its predecessor companies as President of the Specialty Products Division and Business Development from 1994 through 1998, General Manager of the Suction and Oxygen Therapy and Infant Care businesses from 1988 through 1994, and in a series of financial and business development positions from 1980 through 1987. Mr. Krakauer holds an MBA from University of Chicago and a BA from SUNY at Binghamton.

Mr. Segel (39) has served in his current role at Cantel since November 2002.  From May 1999 through October 2002, he served in various management positions at Jupiter Media Metrix, Inc., a provider of global market research.  Mr. Segel holds an MBA from Harvard University and a BA from the University of Pennsylvania.

Item 9.01	Financial Statements, Pro-Forma Financial Information and Exhibits

(d)	Exhibits

Exhibit 99.1   Press release of Registrant dated April 25, 2008

Exhibit 99.2   Resignation letter of R. Scott Jones dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer
President

Dated: April 25, 2008